SECURITY AGREEMENT

Cooperative Images Inc. and Elective Investments, Inc., jointly and severally, having their executive offices at 210 West Fourth Street, Suite 101, East Stroudsburg, PA 18301 (hereinafter collectively known as the "Borrower") and Boyle Leasing Technologies, Inc., having its executive offices at 950 Winter Street, Suite 4100, Waltham, M4 02154 (hereinafter the "Leader" or "BLT"), hereby agree as follows:

1. In consideration of the Lender's extending credit and ether financial accommodations to the Borrower under and pursuant to the terms of a Business Loan Agreement (the "Business Loan Agreement") and a secured revolving note (the "Revolving Note"), each dated the date hereof, the Borrower hereby grants to the Lender a security interest in (including, without limitation, a lien on and pledge of all the Borrower's collateral (as hereinafter defined).

2. As used herein the following words and phrases shall have the following meanings:

(a) "Consumer Note Agreements" shall mean and refer to those individual loan contracts with consumer debtors owned and financed by the Borrower, which loan contracts were properly executed and are valid and enforceable debt contracts with the consumer debtors party thereto within the jurisdiction where each such loan contract originated.

(b) "Obligations" shall include, without limitation, all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing from the Borrower to the Lender at any time, each of every kind, nature and description, whether arising under this Agreement, the Business Loan Agreement, the Revolving Note, or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly from the Borrower to the Lender; or are due indirectly from the Borrower to the Lender as endorser or guarantor; or as obligor of Obligations due to third persons which have been endorsed or assigned to the Lender; or otherwise), absolute or contingent, due or to become due, now existing or hereafter contracted. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Lender from time to time and all costs and expenses referred to in 13(f) of this Agreement.

(c) "Collateral" shall mean and refer to all of the Consumer Note Agreements (by which is meant those Consumer Note Agreements assigned to the Lender pursuant to an Assign- of Consumer Note Agreements of even date herewith); all rights to payment, chattel paper, instruments, documents, rights, remedies, powers and privileges relating to the foregoing; all collateral lateral, guarantees and endorsements given to secure any of the foregoing, and all proceeds thereof. Proceeds shall specifically include all insurance (if any), accounts, chattel paper and instruments pertaining to any of the aforesaid.

(d) "Code" shall mean and refer to the Massachusetts Uniform Commercial Code (Mass G.L. c.106) as in effect from time to time.

(e) "Eligible Collateral". A Note:

(1) Which is in full force and effect;
(2) Which is non-cancelable and provides that the. debtor's obligations thereunder are absolute and unconditional, and not subject to defense, deduction, set-of, or claim and as to which no defenses, set-offs, claims or counterclaims exist or have been asserted;
(3) Which is not subject to any Encumbrance other than that in favor of the Agent for the benefit of the Lender and in which the Agent has a duly perfected first priority security interest under the UCC;
(4) Which is a Consumer Note Agreement;
(5) The Obligee under which has not been determined by the Agent to be unacceptable;
(6) Which is in a form approved by the Agent;
(7) Under which no payment is more than 90 days past due;
(8) Under which no default has occurred other than to the extent permissible under clause (7) immediately above.

3. The Borrower hereby warrants to, represents to and covenants with the
Lender:
(a) The Borrower is the owner of the Consumer Note Agreements free and clear of all security interests, liens and encumbrances other than certain Consumer Note Agreements more particularly described in Exhibit A annexed hereto, which Consumer Note Agreements are being concurrently assigned by Borrower to the Lender, and the Borrower will warrant and defend the same and the Lender's security interest therein against the claims and demands of all persons.

(b) The Consumer Note Agreements shall always remain personal property and do not relate to or involve mortgages or realty.

(c) Except for the Consumer Note Agreements, the Borrower will keep the Collateral free and clear of all attachments, claims, liens, security interests and encumbrances of any kind and nature.

(d) The Borrower will not sell, transfer or otherwise dispose of any of the Consumer Note Agreements or any interest therein.

(e) The Consumer Note Agreements were properly executed and are valid and enforceable debt contracts with the consumer debtors party thereto within the jurisdiction where each such loan contract originated. Borrower is in the business of consumer lending and is knowledgeable of the laws and practices within the jurisdictions where it conducts its business. Borrower warrants it has complied with all local, state and federal laws applicable to its business activities and holds airy and all necessary licenses and permits to conduct same. Should any Consumer Note Agreement be found which is in violation of this warranty, Borrower agrees to accept the return of and to replace any such agreements with agreements in compliance with this paragraph.

(f) The Borrower will indemnify and save the Lender harmless from all loss, cost, damage, liability or expense, including reasonable attorneys' fees, which the Lender may sustain or incur by reason of defending or protecting the security interest hereby granted, the priority thereof, the enforcement of any of the Obligations, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, the Obligations or the Collateral.

4. The Borrower will promptly pay when due all taxes and assessments on or relating to the Consumer Note Agreements, or upon this Security Agreement or any note, instrument or other agreement evidencing or given in connection with or as security for any of the Obligations.

5. The Lender may, at its option: (a) pay any sum required to discharge any taxes, liens, security interests or encumbrances at any time levied or placed on the Collateral; and (b) pay any sum necessary in the reasonable judgment of the Lender for the maintenance or preservation of the Consumer Note Agreements. On demand, the Borrower will reimburse the Lender for any reasonable payment made or reasonable expense incurred by the Lender hereunder, with interest at the rate charged with respect to the Obligations.

6. Without in any way effecting the nature of the Revolving Note, or in any manner making the following prerequisites for the Lender's requiring repayment, the occurrence of any of the following events shall be a default by the Borrower hereunder and under the Revolving Note:

(a) failure of the Borrower to pay or perform any of the Obligations when due;

(b) any warranty, representation or statement made or furnished to the Lender by the Borrower or in the Borrower's behalf (whether herein, in the Business Loan Agreement, in the Revolving Note or otherwise), proves to have been false in any material respect when made or furnished;

(c) any failure to replace a Consumer Note Agreements pursuant to the provisions of 13(e);

(d) any attachment against the interest of the Borrower in any of the Collateral (not discharged within thirty(30)days)or any levy upon or seizure of any of the Collateral;

(e) dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by the Borrower or any endorser or guarantor of any of the Obligations;

(f) commencement of any proceeding against the Borrower under any bankruptcy or insolvency laws which proceeding is riot discussed within thirty (30) days of the commencement thereof;

(g) the calling or sufferance by the Borrower of a meeting of the creditors of the Borrower or the occurrence of a meeting by the Borrower or a representative thereof with a formal or informal committee of creditors of the Borrower;

(h) breach by the Borrower of any warranty, representation, covenant or agreement contained in this Agreement in tie Business Loan Agreement, in the Revolving Note, or in any other instrument document or agreement executed pursuant hereto or in connection with the transaction contemplated herein or in the Business Loan Agreement or the Revolving Note.

7. Upon any default by the Borrower hereunder, all. Obligations shall, at the Lender's option, without notice or demand and notwithstanding any terms for payment set forth in any note or instrument evidencing any of the Obligations, become immediately due and payable; and then and thereafter the Lender shall have all rights arid remedies specified herein said all rights and remedies of a Secured Party under the Code. The Lender may take and maintain possession of the Collateral upon the Borrower's premises or may remove the same to such other place or places as Lender may determine. Upon the Lender's demand, the Borrower shall assemble the Consumer Note Agreements and make same available to the Lender at a place designated by the Lender and reasonably convenient to the Lender and the Borrower. The Leader will give the Borrower reasonable notice of the time and place of any public sale thereof or of the tune after which any private sale or other intended disposition is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Borrower herein above set forth at least fifteen (15) days before the time of sale or other intended disposition. Expenses of retaking, holding, preparing for sale, selling or similarly relating to realization on the Collateral shall include reasonable attorneys' fees and other legal costs and expenses incurred by the Lender.

8. Subject to the rights of any debtor thereof and of, the relevant Consumer Note Agreements relating thereto the Lender, at Lender's expense, shall have the right, from time to time, to inspect the Collateral.

9. No delay or failure on the part of the Lender in exercising any right, privilege remedy or option hereunder shall operate as a waiver thereof. No waiver whatever shall be valid and binding on the Lender unless contained in a writing duly executed by the Lender and then only to the extent therein set forth.

10. The Lender may exercise or enforce any one or more remedies available to it successively, alternatively or concurrently.

11. The Borrower shall join with the Lender in executing financing statements and at the Borrower's expense cause the same to be fled in rich public offices as may be required to perfect the security interest hereby granted. To the extent permitted by law, the Lender may file one or more financing statements relating to the security interest hereby granted without the Borrowers signature thereon. The Borrower will further, front time to time, execute and deliver and take all such other reasonable action which the Lender may reasonably require to assure more fully to the Lender or to vest more securely in the Lender all rights and interests contemplated in this Agreement. A carbon, photographic or other reproduction of this Agreement or any financial statement executed pursuant to the terms hereof shall be sufficient as a financing statement for the purpose of filing with the appropriate public authorities.

12. This Agreement cannot be amended except by an instrument in writing duly executed by both the Borrower and the Lender.

13. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns and this Agreement shall be binding upon the Borrower and the Borrower's successors or assigns. If there be more than one Borrower, their obligations hereunder shall be joint and several.

14. Governing Law. This Agreement has been made in, and shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to any conflicts of laws provisions and shall take effect as an instrument under seal.. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED) IN. THE COMMONWEALTH OF:MASSACHUSETTS EXCLUSIVELY AND BY EXECUTION RIND DELIVERY OF THIS AGREEMENT, THE PARTIES IRREVOCABLY CONSENT EACH FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. THE PARTIES IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH EITHER MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN -SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO, AND AGREE THAT ANY FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PARTIES WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF' THIS AGREEMENT.

EXECUTED this 5th day of August, 1997.

WITNESS: COOPERATIVE IMAGES, INC. and ELECTIVE INVESTMENTS, INC By:/s/ Gerard A. Powell
               Gerard A. Powell, Chief Executive Officer

               BOYLE LEASING TECHNOLOGIES, INC.
               By: /s/ J. Gregory Hines
               J.Gregory Hines, Vice President